UACSC 98-C


                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                              Month Ending 4/30/99

PRINCIPAL BALANCE RECONCILIATION                                       D O L L A R S
                                                   CLASS A-1       CLASS A-2     CLASS A-3          CLASS A-4          CLASS A-5
                                                -------------   --------------   -------------      -------------    -------------
Original Principal Balance                      49,800,000.00   110,900,000.00   74,675,000.00      72,575,000.00    43,429,110.20
Beginning Period Principal Balance                          -    95,965,279.94   74,675,000.00      72,575,000.00    43,429,110.20
Principal Collections - Scheduled Payments                  -     3,909,197.56               -                  -                -
Principal Collections - Payoffs                             -     4,193,234.43               -                  -                -
Principal Withdrawal from Payahead                          -         1,555.54               -                  -                -
Gross Principal Charge Offs                                 -       775,399.35               -                  -                -
Repurchases                                                 -                -               -                  -                -
                                                -------------    -------------   -------------      -------------    -------------
Ending Balance                                              -    87,085,893.06   74,675,000.00      72,575,000.00    43,429,110.20
                                                =============    =============   =============      =============    =============

Certificate Factor                                          -        0.7852650       1.0000000          1.0000000        1.0000000
Pass Through Rate                                      5.5269%          5.4400%         5.4100%             5.520%           5.640%




PRINCIPAL BALANCE RECONCILIATION                                    NUMBERS
                                                 TOTAL CLASS A's
                                                 --------------     ------
Original Principal Balance                       351,379,110.20     25,235
Beginning Period Principal Balance               286,644,390.15     21,901
Principal Collections - Scheduled Payments         3,909,197.56
Principal Collections - Payoffs                    4,193,234.43        476
Principal Withdrawal from Payahead                     1,555.54
Gross Principal Charge Offs                          775,399.35         57
Repurchases                                                   -          0
                                                 --------------     ------
Ending Balance                                   277,765,003.27     21,368
                                                 ==============     ======

Certificate Factor                                    0.7904995
Pass Through Rate                                        5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                                8,107,083.05
Interest Wired                                                 2,795,985.90
Withdrawal from Payahead Account                                   2,398.50
Repurchases (Principal and Interest)                                      -
Charge Off Recoveries                                            279,252.95
Interest Advances                                                 68,106.57
Certificate Account Interest Earned                               27,961.82
Spread Account Withdrawal                                                 -
Class A Policy Draw for Class A
     Principal or Interest                                                -
                                                             --------------
Total Cash Flow                                               11,280,788.79
                                                             ==============


TRUSTEE DISTRIBUTION  (5/10/99)

Total Cash Flow                                               11,280,788.79
Unrecovered Advances on Defaulted Receivables                     24,123.23
Servicing Fee (Due and Unpaid)                                            -
Interest to Class A-1 Certificateholders                                  -
Interest to Class A-2 Certificateholders                         435,042.60
Interest to Class A-3 Certificateholders                         336,659.79
Interest to Class A-4 Certificateholders                         333,845.00
Interest to Class A-5 Certificateholders                         204,116.82
Principal to Class A-1 Certificateholders                                 -
Principal to Class A-2 Certificateholders                      8,879,386.88
Principal to Class A-3 Certificateholders                                 -
Principal to Class A-4 Certificateholders                                 -
Principal to Class A-5 Certificateholders                                 -
Insurance Premium                                                 30,091.21
Interest Advance Recoveries from Payments                         35,515.45
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                       -
Deposit to Payahead                                                6,117.37
Certificate Account Interest to Servicer                          27,961.82
Payahead Account Interest to Servicer                                302.62
Excess                                                           967,626.00
                                                             --------------
Net Cash                                                                  -
                                                             ==============



Servicing Fee Retained from Interest Collections                 238,870.33

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                          -
Beginning Balance                                              5,270,686.65
Trustee Distribution of Excess                                   967,626.00
Interest Earned                                                   19,704.38
Spread Account Draws                                                      -
Reimbursement for Prior Spread Account Draws                              -
Distribution of Funds to Servicer                               (987,330.38)
                                                             --------------
Ending Balance                                                 5,270,686.65
                                                             ==============

Required Balance                                               5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                              16,690,507.73
Beginning Balance                                              8,344,921.88
Reduction Due to Spread Account                                       (0.00)
Reduction Due to Principal Reduction                            (421,770.88)
                                                             --------------
Ending Balance                                                 7,923,151.00
                                                             ==============

First Loss Protection Required Amount                          7,923,151.00
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         13,205.25



POLICY  RECONCILIATION


Original Balance                                             351,379,110.20
Beginning Balance                                            282,976,130.89
Draws                                                                     -
Reimbursement of Prior Draws                                              -
                                                             --------------
Ending Balance                                               282,976,130.89
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          274,042,851.15
                                                             ==============
Required Balance                                             274,042,851.15


PAYAHEAD RECONCILIATION


Beginning Balance                                                 79,088.11
Deposit                                                            6,117.37
Payahead Interest                                                    302.62
Withdrawal                                                         2,398.50
                                                             --------------
Ending Balance                                                    83,109.60
                                                             ==============

CURRENT DELINQUENCY
                                          GROSS
  # PAYMENTS DELINQUENT     NUMBER       BALANCE        PRINCIPAL     INTEREST
  ---------------------     ------       -------        ---------     --------
1 Payment                     309      3,748,461.74     56,304.09     39,984.43
2 Payments                    129      1,741,183.88     44,920.60     38,732.88
3 Payments                     59        787,754.49     30,820.36     25,587.32
                              ---      ------------    ----------    ----------
Total                         497      6,277,400.11    132,045.05    104,304.63
                              ===      ============    ==========    ==========

Percent Delinquent          2.326%            2.260%




DELINQUENCY RATE (60+)
                                                                    RECEIVABLE
                                                END OF PERIOD       DELINQUENCY
   PERIOD                     BALANCE            POOL BALANCE          RATE
-------                      ------------       --------------      -----------
Current                      2,528,938.37       277,765,003.27         0.91%
1st Previous                 2,345,593.86       286,644,390.15         0.82%
2nd Previous                 2,274,633.11       296,686,537.32         0.77%


NET LOSS RATE

                                                                                                   DEFAULTED
                                                      LIQUIDATION        AVERAGE                   NET LOSS
   PERIOD                               BALANCE        PROCEEDS        POOL BALANCE              (ANNUALIZED)
   ------                               -------        --------        ------------              ------------
Current                                775,399.35     279,252.95      282,204,696.71                 2.11%
1st Previous                           656,554.32     300,704.29      291,665,463.74                 1.46%
2nd Previous                           672,645.81     266,604.23      300,644,646.64                 1.62%

Gross Cumulative Charge Offs         3,451,627.12                     Net Cumulative Loss Percentage
Gross Liquidation Proceeds             964,230.82                                                    0.71%
Number of Repossessions                        41
Number of Inventoried Autos EOM                81


EXCESS YIELD TRIGGER
                                                              EXCESS YIELD
                           EXCESS         END OF PERIOD        PERCENTAGE
   PERIOD                  YIELD          POOL BALANCE        (ANNUALIZED)
   ------                  -----          ------------        ------------
Current                 1,033,684.67      277,765,003.27          4.47%
1st Previous            1,368,591.04      286,644,390.15          5.73%
2nd Previous              960,826.95      296,686,537.32          3.89%
3rd Previous            1,061,841.48      304,602,755.96          4.18%
4th Previous            1,236,448.18      312,784,446.15          4.74%
5th Previous            1,888,032.10      320,893,881.69          7.06%

                                             CURRENT
                                              LEVEL      TRIGGER       STATUS
                                              -----      -------       ------
Six Month Average Excess Yield                5.01%       1.50%          OK

Trigger Hit in Current or any Previous Month                             NO



DATE:  5/10/99                                    /s/ Ashley Vukovits
                                                  --------------------------
                                                         ASHLEY VUKOVITS
                                                         FINANCE OFFICER